Exhibit 10.46
NINTH AMENDMENT
TO
AGREEMENT FOR PURCHASE AND SALE

THIS NINTH AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (the “Ninth Amendment”), dated as of December 15, 2017, is made by and between KBS LEGACY PARTNERS DAKOTA HILL LLC, a Delaware limited liability company ("Seller"), and RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:

WHEREAS, Buyer and Seller are parties to that certain Agreement for Purchase and Sale dated as of September 5, 2017, that certain First Amendment to Agreement for Purchase and Sale dated as of October 2, 2017, that certain Second Amendment to Agreement for Purchase and Sale dated as of November 6, 2017, that certain Third Amendment to Agreement for Purchase and Sale dated as of November 17, 2017, that certain Fourth Amendment to Agreement for Purchase and Sale dated as of November 27, 2017, that certain Fifth Amendment to Agreement for Purchase and Sale dated as of November 29, 2017, that certain Sixth Amendment to Agreement for Purchase and Sale dated as of December 4, 2017, that certain Seventh Amendment to Agreement for Purchase and Sale dated as of December 7, 2017, and that certain Eighth Amendment to Agreement for Purchase and Sale dated as of December 14, 2017 (collectively, the "Purchase Agreement");

WHEREAS, Seller and Buyer have agreed to enter into this Ninth Amendment to set forth their agreement regarding the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree to the following:

1.Terms. All initially capitalized terms which are used in this Ninth Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.
2.    Approval Date. Notwithstanding the terms of Section 2.5.3 of the Purchase Agreement, Buyer and Seller hereby agree that the Approval Date shall be Tuesday, December 19, 2017.

3.    Title Cure and Deadline. Notwithstanding the terms of Section 2.6.3 of the Purchase Agreement, Buyer and Seller hereby agree that the Cure Notice Period and the Waiver Notice Period shall end on Tuesday, December 19, 2017.

4.    Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Ninth Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.
5.    Counterparts. This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.

IN WITNESS WHEREOF, the undersigned hereby execute this Ninth
Amendment to be effective as of the date set forth above.

SELLER:

KBS LEGACY PARTNERS DAKOTA HILL LLC, a
Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware
limited liability company, its sole member

By:	KBS Legacy Partners Limited
Partnership, a Delaware limited
partnership, its sole member

By:	KBS Legacy Partners Apartment
REIT, Inc., a Maryland
corporation, its sole general partner

By:	/s/ W. Dean Henry
W. Dean Henry, Chief Executive Officer

BUYER:

RREF III-P ELITE VENTURE, LLC, a Delaware limited
liability company

By:	Elite Street Capital, LLC, a Texas limited liability
company, its Administrative Member

By:	/s/ Yehonatan Sade

Name:	Yehonatan Sade

Title:	Managing Manager
The undersigned joins in the execution of this Ninth Amendment in order to acknowledge the terms hereof.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ John W. Jones

Name:	John W. Jones

Title:	Senior Vice President

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